Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June [●], 2018, between TapImmune Inc., a Nevada corporation (the “Company”), and the purchaser identified on the signature pages hereto (the “Purchaser”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 5.3.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Aggregate Purchase Price” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Aggregate Purchase Price,” in United States dollars and in immediately available funds.

“Applicable Rule 144 Full Liquidity Date” shall have the meaning ascribed to such term in Section 4.2(h).

“Board of Directors” means the board of directors of the Company.

“Bridge Financing Agreements” means the following agreements: (i) Common Stock Purchase Agreement, dated as of May 14, 2018, by and among the Company and Eastern Capital Limited; (ii) Warrant Exercise Agreement, dated as of May 14, 2018, by and between the Company and Empery Asset Master, Ltd, Empery Tax Efficient, LP and Empery Tax Efficient II, LP; (iii) Warrant Exercise Agreement, dated as of May 14, 2018, by and between the Company and Brio Capital Master Fund Ltd, (iv) Warrant Exercise Agreement, dated as of May 14, 2018, by and between the Company and The Bennett Abbe Irrevocable Trust, Iroquois Master Fund Ltd., The Merav Abbe Irrevocable Trust, The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust; and (v) Warrant Exercise Agreement, dated as of May 14, 2018, by and between the Company and Kensington Investment Partners LLC.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 2.2(a).

“Closing Conditions” shall have the meaning ascribed to such term in Section 2.2(a).

“Closing Date” shall have the meaning ascribed to such term in Section 2.2(a).

“Co-Placement Agent” means Nomura Securities International, Inc.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Seyfarth Shaw LLP, with offices located at 700 Milam St., Suite #1400, Houston, Texas, 77002.

“Difference” shall have the meaning ascribed to such term in Section 4.2(e).

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Deadline” shall have the meaning ascribed to such term in Section 4.1(b).

“Environmental Law” shall have the meaning ascribed to such term in Section 3.1(jj).

“Escrow Agent” means [    ], with offices at [     ].

“Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Escrow Agent and the Lead Placement Agent pursuant to which the Purchasers shall deposit the Aggregate Purchase Price with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Exempt Issuance” means the issuance of (1) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Company’s Board of Directors or a majority of the members of a committee established for such purpose; provided that securities to be issued to consultants are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.4 herein (2) shares of Common Stock upon exercise, exchange or conversion of securities that are issued and outstanding on the Closing Date and that are exercisable, exchangeable for or convertible into shares of Common Stock, provided that such securities have not been amended since the Closing Date to increase the number of such shares of Common Stock, to decrease the exercise, exchange or conversion price of such securities or extend the term of such securities; and (3) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.4 herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall have the meaning ascribed to such term in Section 3.1(dd).

“FDCA” shall have the meaning ascribed to such term in Section 3.1(dd).

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(gg).

“Filing Deadline” shall have the meaning ascribed to such term in Section 4.1(a).

“FINRA” shall have the meaning ascribed to such term in Appendix I.

“FINRA Member” shall have the meaning ascribed to such term in Appendix I.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(ii).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(z).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Lead Placement Agent” means the sole lead placement agent, Piper Jaffray & Co.

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“Legend Removal Date” shall have the meaning ascribed to such term in Section 3.2(h).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Mayer Brown” means Mayer Brown LLP, with offices located at 1221 Avenue of the Americas, New York, New York 10020.

“Merger” means the merger of the Company and Marker Therapeutics, Inc., as contemplated by the Merger Agreement.

“Merger Agreement” means the Agreement and Plan or Merger and Reorganization entered into among the Company, Timberwolf Merger Sub, Inc. and Marker Therapeutics, Inc., dated as of May 15, 2018.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(hh).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(ee).

“Other Agreements” means the agreements in the form of this Agreement signed by the Other Purchasers.

“Other Purchasers” shall have the meaning ascribed to such term in Section 2.1.

“Other Warrants” means the warrants in the form of the Warrant attached hereto as Exhibit A executed by the Company and delivered to the Other Purchasers.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pharmaceutical Product” shall have the meaning ascribed to such term in Section 3.1(ff).

“Placement Agents” means both the Lead Placement Agent and the Co-Placement Agent.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall have the meaning ascribed to such term in Section 3.2(k)(a).

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.1(h).

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“Purchasers” shall have the meaning ascribed to such term in Section 2.1.

“Reduction Securities” shall have the meaning ascribed to such term in Section 4.1(d).

“Reincorporation” means the anticipated reincorporation of the Company from a Nevada corporation to a Delaware corporation contemporaneously with the completion of the Merger.

“Required Shareholder Approval” means the approval of the Merger and the issuance of the Securities pursuant to this Agreement by the shareholders of the Company in accordance with Section 5635 of the Nasdaq Stock Market Rules.

“Resale Registration Statement” shall have the meaning ascribed to such term in Section 2.2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rules and Regulations” shall have the meaning ascribed to such term in Section 3.2(a).

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(ee).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder” shall have the meaning ascribed to such term in Appendix I.

“Shares” means the shares of Common Stock issued or issuable to the Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Standard Settlement Period” shall have the meaning ascribed to such term in Section 3.2(h).

“Stock Plan” shall have the meaning ascribed to such term in Section 3.1(ii).

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“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Suspension” shall have the meaning ascribed to such term in Section 3.2(k)(a).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Other Agreements, the Warrants, the Other Warrants, the Merger Agreement, including the exhibits and schedules thereto, the Bridge Financing Agreements, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Island Stock Transfer, the current transfer agent of the Company, with a mailing address of 1550 Roosevelt Blvd., Suite 301, Clearwater, Florida, 33760, and a facsimile number of (727) 289-0069, and any successor transfer agent of the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.1 hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five years, in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1          Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser, agrees to purchase:

Number of Shares to be Purchased		Price Per Share	Number of Warrants to be Purchased		Aggregate Purchase Price
[●]	$	[●]	[●]	$	[●]

The Company proposes to enter into this same form of securities purchase agreement, including the form of warrant attached hereto as Exhibit A, with certain other investors (the “Other Purchasers”) and expects to complete sales of shares of Common Stock and warrants to purchase Common Stock to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement, the Warrant, and the purchase agreements and warrants executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” The Warrants shall have an exercise price equal to $[___] per Warrant Share (subject to adjustment as provided in such Warrants).

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2.2          Deliveries.

(a)          The completion of the purchase and sale of the Shares and the Warrants being purchased hereunder (the “Closing”) shall occur remotely via the exchange of documents and signatures on the Effective Date, promptly following the satisfaction of all conditions for Closing set forth below (the “Closing Conditions”), or on such later date or at such different location as the parties shall agree to in writing, but not prior to or later than the third business day after the date that the Closing Conditions have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Purchaser shall deliver to the Escrow Agent, via wire transfer of immediately available funds, the Aggregate Purchase Price as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser (or its designated custodian per its delivery instructions), (i) the Shares in electronic, book-entry form, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing representing, or confirmation of instruction given by the Company to the Transfer Agent to register the Shares in electronic, book-entry form with respect to, the number of Shares set forth in Section 2.1 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof; and (ii) the Warrants, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, in substantially the form attached hereto as Exhibit A, representing the number of Warrants set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Warrants were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof. At such time as the registration statement filed by the Company pursuant to Section 4.1 hereof (the “Resale Registration Statement”) becomes effective, the Company shall deliver to the Company’s transfer agent written instructions in proper form to the effect that, notwithstanding any legend contemplated under Section 3.2(h) hereof that is set forth in any certificate or certificates or book-entry designation representing any of the Shares or the Warrants being purchased hereunder, the Company’s transfer agent can implement and effect any proposed sale by the Purchaser of any of such Shares or Warrants if such proposed sale is under the Resale Registration Statement and the Purchaser has complied with all of its obligations under Section 3.2(k)(a) hereof.

2.3          Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

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(i)          the accuracy in all material respects (or to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties made by the Purchaser (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         the fulfillment in all material respects of those undertakings of the Purchaser to be fulfilled prior to the Closing;

(iii)        receipt by the Escrow Agent of a wire transfer to the account specified in the Escrow Agreement of same-day funds in the full amount of the Aggregate Purchase Price for the Shares and the Warrants being purchased hereunder and the shares of Common Stock and the Other Warrants being purchased under each of the Other Agreements executed by an Other Purchaser;

(iv)        the execution and delivery to the Company by the Purchaser and the Other Purchasers of this Agreement and Other Agreements representing an aggregate gross purchase price of at least $[●] million;

(v)         the approval by the shareholders of the Company of the Merger, and the execution and delivery of the Merger Agreement;

(vi)        the consummation of the Merger.

(b)          The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(ii)         the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing;

(iii)        confirmation by the Company that the aggregate gross purchase price represented by all executed Agreements with the Purchaser and all Other Purchasers is equal to at least $[●] million;

(iv)        the receipt by the Placement Agents of a legal opinion addressed to the Placement Agents from Company Counsel and a comfort letter addressed to the Placement Agents from Marcum LLP;

(v)         the receipt by the Purchasers of a legal opinion addressed to the Purchasers from Company Counsel in form and substance reasonably acceptable to the Purchasers;

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(vi)        receipt by the Placement Agents of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in the foregoing clauses (i) and (ii) have been satisfied;

(vii)       receipt from Nasdaq of the approval of the listing of the shares of Common Stock issuable pursuant to this Agreement and the Warrants;

(viii)      the Company obtaining the Required Shareholder Approval;

(ix)         the consummation of the Merger;

(x)          there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(xi)         from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Purchaser as of the date hereof unless otherwise specified:

(a)          Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

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(b)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than the Required Shareholder Approval. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than as contemplated by Section 2.3.

(f)          Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g)          Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as disclosed on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. Except as set forth on Schedule 3.1(g), there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may be bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest unaudited financial statements included within the SEC Reports, or in any subsequent SEC Report filed prior to the date hereof, except as specifically disclosed on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by the Transaction Documents and the Reincorporation, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(j)          Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth on Schedule 3.1(j) (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)          Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)          Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)          Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

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(o)          Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the sum of all of the Purchasers’ Aggregate Purchase Prices. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)          Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(q), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(r)          Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s)          Certain Fees. Except with respect to the Placement Agents, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u)          Registration Rights; Private Placement. Except as set forth on Schedule 3.1(u) or pursuant to the Agreements, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary. Assuming the accuracy of the Purchasers’ representations and warranties set forth in this Agreement and the Other Agreements, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. Subject to obtaining the Required Shareholder Approval, the issuance and sale of the Securities does not contravene the rules and regulations of the Trading Market.

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(v)         Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w)          Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(x)          No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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(y)          Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(y) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(z)          Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(aa)         Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA. The Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and reasonably expected to ensure, continued compliance therewith.

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(bb)         Accountants. The Company’s accounting firm is Marcum LLP. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) has expressed its opinion with respect to the financial statements included in the Company’s Annual Report for the fiscal year ended December 31, 2017.

(cc)         Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Securities.

(dd)         FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

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(ee)         Office of Foreign Assets Control. None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee affiliate or other person acting on behalf of the Company or any of the Subsidiaries is currently subject to or the target of any sanctions administered or enforced by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not directly or indirectly use the proceeds from its sale of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, to fund any activities of or business with any person or entity, or in any country or territory, that is then the subject of Sanctions or in any other manner that will result in a violation of Sanctions by any person or entity.

(ff)        U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(gg)         Money Laundering. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Regulatory Authority (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened or contemplated.

(hh)         Equity Compensation Awards. Each stock option granted under any stock option plan of the Company or any Subsidiary (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per share of Common Stock on the grant date of such option, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant. Each such stock option (i) was granted in compliance with applicable law and with the applicable Stock Plan(s), (ii) was duly approved by the Board of Directors (or a duly authorized committee thereof) of the Company or such Subsidiary, as applicable, and (iii) has been properly accounted for in the Company’s consolidated financial statements in accordance with GAAP and disclosed in the SEC Reports.

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(ii)          Environmental Matters. The Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below). There are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws. Neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any decree, judgment or order or (v) has entered into any agreement, in each case relating to any actual or alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any U.S. federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, any flammable explosives, radioactive materials, toxic chemicals, pollutants, contaminants, hazardous or toxic substances or wastes, petroleum or petroleum products, asbestos-containing materials or mold) or any other hazardous materials as defined or regulated by or which may give rise to liability under any Environmental Law). In the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective properties, assets and operations, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).

(jj)          Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 and set forth in the Confidentiality Agreement entered into between the Company and the Purchaser.

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(kk)         Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.2          Representations, Warranties and Covenants of the Purchasers. The Purchaser represents and warrants to, and covenants with, the Company that:

(a)          Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares and the Warrants, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Shares and the Warrants; (ii) the Purchaser is acquiring the number of Shares and the Warrants set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares and the Warrants or any arrangement or understanding with any other persons regarding the distribution of such Shares or Warrants (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Resale Registration Statement or in compliance with the Securities Act and the rules and regulations promulgated under the Exchange Act and the Securities Act (together, the “Rules and Regulations”), or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 4.2); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or the Warrants, nor will the Purchaser engage in any short sale that results in a disposition of any of the Shares or the Warrants by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Resale Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Resale Registration Statement, and the answers thereto are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the effective date of the Resale Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Resale Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares and Warrants or until the Company is no longer required to keep the Resale Registration Statement effective; provided, that the Purchaser shall not be required to update the number of securities held by such Purchaser (v) any other written information furnished to the Company by or on behalf of the Purchaser expressly for inclusion in the Resale Registration Statement will be true and correct in all material respects as of the date such other written information is provided and will be true and correct as of the effective date of the Resale Registration Statement and the Purchaser will notify the Company immediately of any material change in any such other written information until such time as the Purchaser has sold all of its Securities or until the Company is no longer required to keep the Resale Registration Statement effective; (vi) the Purchaser has, in connection with its decision to purchase the number of Shares and Warrants set forth in Section 2 above, relied solely upon the representations and warranties of the Company contained herein; and (vii) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

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(b)           Institutional Accredited Investor.  The Purchaser is an “qualified institutional buyer” (as defined under Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act).

(c)          Reliance on Exemptions. The Purchaser understands that the Shares and the Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares and the Warrants.

(d)          No Reliance on Placement Agents. In making a decision to purchase the Shares and the Warrants, the Purchaser has not received or relied on any communication, investment advice, or recommendation from the Placement Agents and the Purchaser: (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the Placement Agents in writing; and (iii) confirms that it has undertaken an independent analysis of the merits and risks of an investment in the Company, based on the Purchaser’s own financial circumstances.

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(e)          Confidentiality. The Purchaser understands that the information concerning this private placement is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser for the Purchaser’s confidential use. The Purchaser agrees to use the information for the sole purpose of evaluating a possible investment in the Shares and the Warrants, and the Purchaser acknowledges that it is prohibited from reproducing or distributing the Investor Presentation, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares and the Warrants, and agrees to keep such information confidential. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. This obligation will terminate upon the issuance of the press release relating to the transactions contemplated hereby on the Trading Day immediately following the Closing Date. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 3.2(k) below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

(f)          Investment Decision. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and Warrants. The Purchaser acknowledges that, as described in Section 5.2, after the Company issues the press release relating to the transactions contemplated hereby on the Trading Day immediately following the Closing Date, the Purchaser will not have any material, non-public information that had been delivered to the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.

(g)          Risk of Loss. The Purchaser understands that its investment in the Shares and the Warrants involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares and the Warrants.

(h)          Legend. The Purchaser understands that, until such time as the Shares and the Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold and except if and to the extent otherwise provided below in this Section 3.2, the Shares and the Warrant Shares will bear a restrictive legend in substantially the following form:

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“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

The Shares and the Warrant Shares shall not be required to contain any legend (including the legend set forth above in this Section 3.2 hereof), (i) while a registration statement (including the Resale Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Warrants), (iii) if such Shares or Warrant Shares are eligible for immediate sale under Rule 144 (assuming cashless exercise of the Warrants) without any volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent or the Purchaser if required by the Company’s transfer agent to effect the removal of the legend hereunder, or if requested by the Purchaser, respectively, provided that such legend is not required pursuant to the foregoing provisions of this paragraph. The Company agrees that at such time as such legend is no longer required under this Section 3.2 (including, without limitation, following the effective date of the Resale Registration Statement), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser such shares that are free from all restrictive and other legends in such manner as directed by the Purchaser. The Company may not make any notation on its records or give instructions to the Company’s transfer agent that enlarge the restrictions on transfer set forth in this Section 3.2. The Company shall pay all reasonable fees and expenses (including the reasonable fees and expenses of legal counsel) relating to the removal of the restrictive legends pursuant to this Section 3.2(h). As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary trading market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend.

The Purchaser, severally and not jointly with the Other Purchasers, agrees with the Company that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Resale Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3.2 is predicated upon the Company’s reliance upon this understanding.

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(i)          Stop Transfer. When issued, the Shares and the Warrant Shares purchased hereunder will be subject to a stop transfer order with the Company’s transfer agent that restricts the transfer of such shares except upon receipt by the transfer agent, in accordance with the provisions of Section 3.2(k) below, of a written confirmation from the Purchaser to the effect that the Purchaser has satisfied its prospectus delivery requirements or upon receipt by the transfer agent of written instructions from the Company authorizing such transfer.

(j)          Residency. The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(k)          Public Sale or Distribution. (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares or the Warrant Shares under the Resale Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and the Purchaser acknowledges and agrees that such Shares and Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares or the Warrant Shares, as applicable, is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or the Warrant Shares, as applicable, have been sold in accordance with the Resale Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) the prospectus delivery requirement effectively has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Resale Registration Statement (a “Suspension”) until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Purchaser shall not use any written materials to offer the Shares or the Warrant Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Purchaser covenants that it will not sell any Shares or Warrant Shares pursuant to said Prospectus during the period commencing at the time when Company gives the Purchaser written notice of the Suspension of the use of said Prospectus and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, (i) the Company agrees that no Suspension shall be for a period of longer than 30 consecutive days, and no Suspension shall be for a period longer than 60 days in the aggregate in any 360-day period, and (ii) the Company agrees that, if the legend removal process described in Section 3.2(h) commenced prior to the beginning of a Suspension, then after the completion of such legend removal process, the Company shall honor any transfer of the de-legended Shares or Warrant Shares, even if such transfer occurs during the Suspension period. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares and Warrant Shares.

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(b) At any time that the Purchaser is an affiliate of the Company, any resale of the Shares or the Warrant Shares that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

(l)          Organization; Validity; Enforcement. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 4.2 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

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(m)         Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(n)          Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser acknowledges and agrees that neither the Placement Agents nor any Affiliate of the Placement Agents has provided the Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agents nor any of their Affiliates have made or makes any representation as to the Company or the quality of the Securities and the Placement Agents and any of their Affiliates may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to the Purchaser, neither the Placement Agents nor any of their Affiliates have acted as a financial advisor or fiduciary to such Purchaser.

(o)          Short Sales. The Purchaser shall not take, prior to the earlier to occur of (1) the date on which the Resale Registration Statement is declared effective by the Commission, or (2) the date that is 180 days from the Closing Date, any action that has caused or will cause the Purchaser to have, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock.

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The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT

4.1          Registration Procedures and Expenses. The Company shall:

(a)          As soon as practicable, but in no event later than 15 days after the Closing Date (the “Filing Deadline”), prepare and file with the Commission the Resale Registration Statement on Form S-3 (or on Form S-1 in the event that the Company is not eligible to use Form S-3 on the Filing Deadline) relating to the resale of the Shares and the Warrant Shares by the Purchaser and the Other Purchasers and of shares of Common Stock held by other stockholders of the Company from time to time on the Trading Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions.

(b)          Use its best commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Resale Registration Statement effective within 50 days after the Closing Date or, if the Resale Registration Statement is selected for review by the Commission, within 90 days after the Closing Date (the “Effective Deadline”).

(c)          Promptly prepare and file with the Commission such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earliest of (i) two years after the effective date of the Resale Registration Statement, (ii) such time as all of the Shares and the Warrant Shares purchased hereunder have been sold pursuant to the Resale Registration Statement, or (iii) such time as the Shares and the Warrant Shares purchased hereunder become eligible for resale without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act without the requirement to be in compliance with Rule 144(c)(1).

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(d)          Notwithstanding anything express or implied in this Agreement or any Other Agreement to the contrary, in the event that the Commission for any reason limits the number of Shares and/or Warrant Shares that may be included and sold by the Purchasers in the Resale Registration Statement (it being understood and agreed that, for purposes of this Section 4, any reference to Shares and/or Warrant Shares may be a reference to (x) either the Shares and/or Warrant Shares purchased or that may be purchased by the Purchaser pursuant to this Agreement or upon exercise of any of the Warrants or (y) the shares of Common Stock and/or warrant shares purchased or that may be purchased by the Purchasers pursuant to the Other Agreements or upon exercise of any of the warrants issued pursuant to the Other Agreements, as the context may require), the Company shall: (i) first, reduce the number of Warrant Shares included in the Resale Registration Statement on behalf of the Purchasers in whole or in part (such portion shall be allocated pro rata among such Purchasers) and, second (after reducing the number of such Warrant Shares to zero), reduce the number of Shares included in the Resale Registration Statement on behalf of the Purchasers in whole or in part (such portion shall be allocated pro rata among such Purchasers) (such excluded Warrant Shares and/or Shares, the “Reduction Securities”), (ii) give the Purchasers prompt notice of the number of such Reduction Securities excluded and the Company will not be liable for any actual damages or liquidated damages under this Agreement (including, without limitation, any liquidated damages pursuant to Section 4.2(h) hereof) in connection with the exclusion of such Reduction Securities or in connection with any delay in the Effective Deadline arising from any interactions between the Company and the Commission with respect to the number of Shares and/or Warrant Shares that may be included and sold by the Purchasers in the Resale Registration Statement, and (iii) use its commercially reasonable efforts at the first opportunity that is permitted by the Commission to register for resale the Reduction Securities (or such portion thereof as the Commission will allow to be registered for resale at such time) pursuant to a new registration statement covering the resale of the Reduction Securities (or such portion thereof as the Commission will allow to be registered for resale at such time) for an offering to be made on a continuous basis pursuant to Rule 415 and shall file such new registration statement with the Commission within thirty (30) calendar days following (x) the date that the Commission would allow or permit such additional registration statement to be filed or (y) the date on which the Company first learned the date that the Commission would allow or permit such additional registration statement to be filed, whichever of (x) or (y) is the later date.

(e)          Furnish to the Purchaser with respect to the Shares and the Warrant Shares registered under the Resale Registration Statement (and to each underwriter, if any, of such Shares and Warrant Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and the Warrant Shares by the Purchaser.

(f)          File documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(g)          Bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 4.1 and the registration of the Shares and the Warrant Shares on behalf of the Purchasers pursuant to the Resale Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any in connection with the offering of the Shares and the Warrant Shares on behalf of the Purchasers pursuant to the Resale Registration Statement.

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(h)          Rule 144. At any time during the period commencing on the six (6) month anniversary of the date hereof and ending at such time that the Shares and the Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (1) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (2) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each of the events described in the foregoing clause (1) or the foregoing clause (2) of this Section 4.1(h) being hereinafter referred to as a “Public Information Failure”), then the Company shall pay to the Purchaser, as partial liquidated damages and not as a penalty, with respect to any delay in or reduction of the Purchaser’s ability to sell Shares and Warrant Shares that is due to any such Public Information Failure, an amount per 30-day period equal to 1.0% of the purchase price paid by the Purchaser for its Securities pursuant to this Agreement commencing on the day that Purchaser is unable to or delayed in selling Shares and Warrant Shares due to a Public Information Failure (pro-rated for any period totaling less than thirty (30) days) until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such Public Information Failure no longer prevents or delays the Purchaser from transferring the Shares and Warrant Shares pursuant to Rule 144; and for any such 30-day (or shorter) period, such payment shall be made no later than three business days following such 30-day (or shorter) period. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 4.1(h) (x) if any registration statement covering the resale of the Shares and the Warrant Shares by the Purchasers pursuant to an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act has been declared effective by the Commission and remains effective, (y) with respect to any Shares or Warrant Shares for any period of time if the Company is obligated to pay to any Other Purchaser liquidated damages pursuant to this Section 4.1(h) of the Agreement executed by such Other Purchaser with respect to such Shares or Warrant Shares for the same period of time, or (z) in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for the Shares and the Warrants pursuant to this Agreement.

A draft of the proposed form of the questionnaire related to the Resale Registration Statement to be completed by the Purchaser is attached hereto as Appendix I.

It is understood and agreed that the Company has the right to take any and all steps necessary to convert the Resale Registration Statement from a Form S-1 to a Form S-3 at any time after the Company becomes eligible to do so under applicable rules and regulations of the Commission.

(i)           Transfer of Shares or Warrant Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Resale Registration Statement referred to in Section 4.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Resale Registration Statement regarding the Purchaser or its plan of distribution.

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4.2          Indemnification. For the purposes of this Section 4.2:

(a)          For the purpose of this Section 4.2: (i) the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Resale Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Resale Registration Statement referred to in Section 4.1.

(b)          The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (1) the Resale Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Resale Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or (2) the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Resale Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto; (ii) arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made; or (iii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse the Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Resale Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; (B) the failure of the Purchaser to comply with the covenants and agreements contained in Section 3.2 or Section 4.1(i) hereof respecting the sale of the Shares and the Warrants; (C) the inaccuracy of any representation or warranty made by the Purchaser herein; or (D) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

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(c)          The Purchaser will severally, but not jointly with the Other Purchasers, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Resale Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 3.2 or Section 4.1(i) hereof respecting the sale of the Shares and the Warrants; (ii) the inaccuracy of any representation or warranty made by the Purchaser herein; or (iii) any untrue or alleged untrue statement of any material fact contained in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case under this clause (iii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser’s aggregate liability under this Section 4 shall not exceed the amount of net proceeds received by the Purchaser on the sale pursuant to the Resale Registration Statement of the Shares and the Warrant Shares purchased by the Purchaser.

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(d)          Promptly after receipt by an indemnified party under this Section 4.2 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4.2 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 4.2 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(e)          If the indemnification provided for in this Section 4.2 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 4.2 in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Resale Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares and the Warrants purchased by the Purchaser that were sold pursuant to the Resale Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares and the Warrants that were sold pursuant to the Resale Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 4.2, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (d) of this Section 4.2 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (d) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4.2 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 4.2, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser’s obligation to contribute pursuant to this Section 4.2 are several and not joint with the Other Purchasers’ obligation to contribute pursuant to Section 4.2 of the Agreements between the Other Purchasers and the Company.

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(f)          Termination of Conditions and Obligations. The restrictions imposed by Section 3.2 or Section 4.1(i) upon the transferability of the Shares and the Warrant Shares shall cease and terminate as to any particular number of the Shares and the Warrant Shares upon the earliest of (i) the passage of two years from the effective date of the Resale Registration Statement covering such Shares or Warrant Shares, as applicable, (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act, and (iii) the Applicable Rule 144 Full Liquidity Date (as defined below).

(g)          Information Available. The Company, upon the reasonable request of the Purchaser, shall make available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to the Resale Registration Statement and any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Resale Registration Statement.

(h)          Delay in Filing or Effectiveness of Registration Statement. If the Resale Registration Statement is not filed by the Company with the Commission on or prior to the Filing Deadline, then for each day following the Filing Deadline until but excluding the date the Resale Registration Statement is filed or, if earlier, until the date the Shares and the Warrant Shares purchased hereunder may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold and without the requirement to be in compliance with Rule 144(c)(1) (the “Applicable Rule 144 Full Liquidity Date”), or if the Resale Registration Statement is not declared effective by the Commission by the Effective Deadline (unless the Commission seeks to impose, or notifies the Company that the Commission is considering, a limitation in the number of shares of Common Stock that the Purchaser and the Other Purchasers may include in the Resale Registration Statement, in which case the provisions of this Section 4.2(h) shall not be applicable if the Resale Registration Statement is not declared effective by the Commission by the Effective Deadline), then for each day following the Effective Deadline until but excluding the date the Commission declares the Resale Registration Statement effective or, if earlier, until the Applicable Rule 144 Full Liquidity Date, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the purchase price paid by the Purchaser for its Securities pursuant to this Agreement; and for any such 30-day period, such payment shall be made no later than three business days following such 30-day period. If the Purchaser shall be prohibited from selling Shares or Warrant Shares under the Resale Registration Statement as a result of a Suspension of more than thirty (30) days or Suspensions on more than two (2) occasions of not more than thirty (30) days each in any 12-month period, then for each day prior to the Applicable Rule 144 Full Liquidity Date on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% of the purchase price paid by the Purchaser for its Shares or Warrant Shares, as applicable, pursuant to this Agreement for each such 30-day period, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 4.2(h), a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 3.2(k) of this Agreement. Any payments made pursuant to this Section 4.2(h) shall not constitute the Purchaser’s exclusive remedy for such events; provided, however, that any payments made by the Purchaser pursuant to this Section 4.2(h) shall reduce the amount of any damages that the Purchaser may be entitled to as a remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 4.2(h)(i) with respect to any Shares or Warrant Shares for any period of time if the Company is obligated to pay to any Other Purchaser liquidated damages pursuant to Section 4.2(h) of the Agreement executed by such Other Purchaser with respect to the exact same Shares or Warrant Shares for the same period of time or (ii) in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for the Shares and the Warrants pursuant to this Agreement. Such payments shall be made to the Purchasers in cash.

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4.3           Non-Exclusive Remedy. The respective rights of indemnification of each of the Company and the Purchaser under this Section 4 shall not be exclusive of any other remedy available to either the Company or the Purchaser under applicable law.

4.4           Future Issuances of Common Stock or Common Stock Equivalents. From the date hereof until 30 days after the effective date of the Resale Registration Statement, neither the Company nor any Subsidiary shall issue, file a registration statement with the Commission with respect to, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents. Notwithstanding the foregoing, this Section 4.4 shall not apply in respect of an Exempt Issuance or securities issued pursuant to the Bridge Financing Agreements, the Merger Agreement or the Reincorporation.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1           Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

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5.2           Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the Closing Date, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Purchaser or any of its Affiliates on the other hand, in connection with the transactions contemplated by this Agreement shall terminate. The Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

5.3           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

5.4           Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

5.5           Listing of Common Stock. The Company hereby agrees to use best efforts to obtain the Required Shareholder Approval concurrently with the shareholder approval of the Merger, and obtain and maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed.

5.6           Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchaser in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchaser to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

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5.7           Required Shareholder Approval. If the Required Shareholder Approval is not obtained after initially putting such matters to a shareholder vote, the Company shall adjourn such shareholder meeting and call an additional shareholders meeting (that meets the quorum and other corporate requirements) as soon as commercially reasonably possible. At such additional shareholders meeting, the shareholders shall vote again on the matters comprising the Required Shareholder Approval.

ARTICLE VI.

MISCELLANEOUS

6.1           Termination. This Agreement may be terminated by the Purchaser, as to the Purchaser’s obligations hereunder by written notice to the Company, if (i) the Required Shareholder Approval was obtained at the initial shareholder vote on such matters and the Closing has not been consummated on or before the 120th day after the date of this Agreement, provided, however, that in the event that the Proxy Statement for the Required Shareholder Approval is still being reviewed or commented on by the Commission, then the Company shall be entitled to extend the date for termination of this Agreement pursuant to this Section 6.1 for an additional 60 calendar days; or (ii) the Required Shareholder Approval was neither obtained at the initial shareholder vote nor the subsequent additional shareholder vote described in Section 5.8.

6.2           Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

6.3           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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6.5           Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchaser; provided, that any of the provisions of Section 4 of this Agreement may be modified, amended or waived pursuant to an instrument in writing signed by the Company and those Purchasers who purchased at least 67% in interest of the Common Stock pursuant to the Agreements. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

6.8           Third-Party Beneficiaries. The Placement Agents and their Affiliates shall be the third party beneficiaries of the representations and warranties of the Company in Section 3.1, the representations and warranties of the Purchaser in Section 3.2 and the representations and warranties of Marker Therapeutics, Inc. in the Merger Agreement. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2 and this Section 6.8.

6.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.2, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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6.10         Survival of Agreements; Temporary Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants and agreements made by the Company and the Purchaser herein and in the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor. All representations and warranties, made by the Company and the Purchaser herein and in the certificates for the Securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

6.11         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.12         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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6.14         Independent Nature of Purchasers’ Obligations and Rights. The obligations of the Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. Mayer Brown does not represent any of the Purchasers and only represents the Placement Agents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

6.15         Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.16         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.17         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

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6.18         WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TAPIMMUNE INC.	Address for Notice:

5 West Forsyth Street, Suite 200
Jacksonville, FL 32202
Attn: Mr. Peter L. Hoang,
E-mail: phoang@tapimmune.com

By:
Name: Peter L. Hoang
Title: Chief Executive Officer, President

With a copy to (which shall not constitute notice):

Seyfarth Shaw LLP

700 Milam Street, Suite 1400

Houston, Texas 77002

Telephone No.: (713) 238-1887

Facsimile No.: (713) 225-2340

Attention: Paul Pryzant

E-Mail: ppryzant@seyfarth.com

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________

Jurisdiction of Purchaser’s Executive Offices: ____________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: _______________________________________

Title of Authorized Signatory: ________________________________________

Email Address of Authorized Signatory: ________________________________

Facsimile Number of Authorized Signatory: _________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Aggregate Purchase Price: $_________________

Number of Shares: __________ Shares

Number of Warrants (Number of Warrant Shares): ______ Warrants ( ______ Warrant Shares)

EIN Number: _______________________

List of Purchasers

Investor	Shares	Warrants (Warrant Shares)
[●]
[●]
[●]
[●]

EXHIBIT A

FORM OF WARRANT

APPENDIX I

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire Securities Purchase Agreement which follows)

A	Complete the following items on BOTH Agreements (Sign two originals):

1.	Signature Page:

(i)	Name of Purchaser

(ii)	If an Institution, Name of Individual representing Purchaser

(iii)	If an Institution, Title of Individual representing Purchaser

(iv)	Signature of Individual / Individual representing Purchaser

2.	Appendix I — Stock Certificate Questionnaire/Resale Registration Statement Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire and the Resale Registration Statement Questionnaire.

3.	Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by email with original by overnight delivery):

Piper Jaffray & Co.

[●]

Attention: [●]

E-mail: [●]

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by email to the Purchaser by the Placement Agents at a later date.

C.	Upon the resale of the [Shares] / [Warrant Shares] by the Purchasers after the Registration Statement covering the [Shares] / [Warrant Shares] is effective, as described in the Securities Purchase Agreement, the Purchaser must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request).

TAPIMMUNE INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2 of the Securities Purchase Agreement, please provide us with the following information:

1.	The exact name that your [Shares] / [Warrant Shares] are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the [Shares] / [Warrant Shares] and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

COMPANY

RESALE REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1.          Pursuant to the “Selling Stockholder” section of the Registration Statement, please state [your] / [your organization’s] name exactly as it should appear in the Registration Statement:

SECTION 2.          Please provide the number of shares that [you] / [your organization] will own immediately after Closing, including those [Shares] / [Warrant Shares] purchased by your organization pursuant to this Securities Purchase Agreement and those shares purchased by [you] / [your organization] through other transactions and provide the number of shares that [you] / [your organization] has the right to acquire within 60 days of Closing:

SECTION 3.          [Have you] / [Has your organization] had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes      ☐ No

If “yes,” please indicate the nature of any such relationships below:

SECTION 4.          (a) Are you (i) a FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of a FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition below) with respect to the proposed offering; (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member?

Answer: ☐ Yes    ☐ No If “yes,” please describe below

FINRA Member. The term “FINRA Member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc., “FINRA”). (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the FINRA. The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws. (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (FINRA Interpretation)